UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016
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ERICKSON INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200 Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2016, Erickson Incorporated (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which amended the provisions of the Company’s Third Amended and Restated Certificate of Incorporation filed on April 1, 2014 (the “Certificate of Incorporation”).

The Certificate of Amendment was required as a result of the Stipulation and Agreement of Compromise, Settlement and Release entered into on June 13, 2016 among the Company, EAC Acquisition Corporation, Udo Reider, Hank Halter, Kenneth Lau, Quinn Morgan, Gary Scott, James Welch, Meredith Siegfried Madden, ZM Private Equity Fund I, L.P., ZM Private Equity Fund II, L.P., ZM EAC LLC, Centre Lane Partners, LLC, 10th Lane Finance Co., LLC., and Edward Montgomery, on behalf of himself as a stockholder of the Company, a class of minority stockholders of the Company and derivatively on behalf of the Company.

The Certificate of Amendment provided for, in pertinent part, the following material changes to the existing Certificate of Incorporation (capitalized terms used herein are as defined in the Certificate of Amendment and the Certificate of Incorporation):

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Prior to the Trigger Date, the Company shall not enter into a Change of Control Transaction unless the principal terms of such transaction are approved by a board committee consisting of independent and disinterested directors, empowered to negotiate and authorize such transaction, and all holders of then-outstanding common shares are offered or paid the same amount and form of consideration per common share in such transaction.

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Prior to the Trigger Date, the Company will not enter into a Qualifying Related Party Transaction unless the principal terms of such transaction are approved by a board committee consisting of independent and disinterested directors, empowered to negotiate and authorize such transaction.

The description of the changes and the new provisions of the Certificate of Incorporation contained in this Form 8-K is qualified in its entirety by reference to the full text of the Certificate of Incorporation, a copy of which was filed with the Commission on February 26, 2014 as Exhibit 3.1 to the Company’s Form 8-K and is incorporated herein by reference, and the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
3.1	Certificate of Amendment of Certificate of Incorporation of Erickson Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERICKSON INCORPORATED
(Registrant)

Date:	December 21, 2016	By:	/s/ David Lancelot
David Lancelot
Chief Financial Officer